UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

SLR Investment Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T03474-P57302 SLR INVESTMENT CORP. 500 PARK AVENUE NEW YORK, NY 10022 SLR INVESTMENT CORP. 2026 Annual Meeting Vote by November 17, 2026 11:59 PM ET You invested in SLR INVESTMENT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 18, 2026. Vote Virtually at the Meeting* November 18, 2026 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/SLRC2026 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 4, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends T03475-P57302 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. The election of each of the following persons (except as marked to the contrary) as a director of SLR Investment Corp., who will each serve as a director of SLR Investment Corp. until 2029, or until their respective successors are duly elected and qualified. Nominees: For 01) Bruce Spohler 02) Steven Hochberg 2. The ratification of the selection of KPMG LLP as SLR Investment Corp.’s independent registered public accounting firm for the year ending December 31, 2026. For 3. To take action upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T03474-P57302 SLR INVESTMENT CORP. 500 PARK AVENUE NEW YORK, NY 10022 SLR INVESTMENT CORP. 2026 Annual Meeting Vote by November 17, 2026 11:59 PM ET You invested in SLR INVESTMENT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 18, 2026. Vote Virtually at the Meeting* November 18, 2026 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/SLRC2026 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 4, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends T03475-P57302 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. The election of each of the following persons (except as marked to the contrary) as a director of SLR Investment Corp., who will each serve as a director of SLR Investment Corp. until 2029, or until their respective successors are duly elected and qualified. Nominees: For 01) Bruce Spohler 02) Steven Hochberg 2. The ratification of the selection of KPMG LLP as SLR Investment Corp.’s independent registered public accounting firm for the year ending December 31, 2026. For 3. To take action upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.